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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 8, 2001

                         DUKE REALTY LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

            Indiana                       0-20625                 35-1898425
  (State or jurisdiction of             (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

   600 EAST 96TH STREET, SUITE 100
        INDIANAPOLIS, INDIANA                                   46240
(Address of principal executive offices)                      (Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (317) 808-6000

                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      The following exhibits are filed with this report pursuant to Regulation S-K Item 601(b) in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of Duke Realty Corporation and Duke Realty Limited Partnership, file no. 333-37920, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

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
Exhibit
Number   Exhibit
-------  -------
  1      Distribution Agreement dated as of June 8, 2001.

  4 Tenth Supplemental Indenture dated as of June 8, 2001 between Duke Realty Limited Partnership and Bank One Trust Company, N.A., with attached exhibits of form of Fixed Rate Note and form of Floating Rate Note.

  5      Opinion of Bose McKinney & Evans LLP, including consent.

  8      Tax Opinion of Bose McKinney & Evans LLP, including consent.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DUKE REALTY LIMITED PARTNERSHIP

                                        By: DUKE REALTY CORPORATION
                                            General Partner

Date: August 10, 2001                       By: /s/ Matthew A. Cohoat
                                                --------------------------------
                                                Matthew A. Cohoat
                                                Senior Vice President


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